UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2022

LARKSPUR HEALTH ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41184	86-2685744
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Somerset Blvd., 2nd Floor

Bridgewater, NJ 08807

(Address of Principal Executive Offices)

(609) 310-0722

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	LSPR	The Nasdaq Stock Market LLC
Units, each consisting of one share of Class A Common Stock and three-fourths of one Redeemable Warrant	LSPU	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	LSPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 8, 2022, Larkspur Health Acquisition Corp. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). On November 8, 2022, the record date for the Special Meeting, there were 10,029,221 shares of common stock of the Company entitled to be voted at the Special Meeting. At the Special Meeting, 7,329,316 shares of common stock of the Company or 73.08% of the shares entitled to vote at the Special Meeting were represented in person or by proxy.

1.	Business Combination Proposal

Stockholders approved the proposal to approve the adoption of the Business Combination Agreement, dated as of July 20, 2022 (the “Business Combination Agreement”), as amended from time to time, by and among Larkspur, Larkspur Merger Sub Inc. (“Merger Sub”), the securityholder representative named therein and ZyVersa Therapeutics, Inc. (“ZyVersa”), pursuant to which Merger Sub will merge with and into ZyVersa (the “Acquisition Merger” and, together with all other transactions contemplated by the Business Combination Agreement, the “Business Combination”), with ZyVersa surviving the Acquisition Merger as a wholly owned subsidiary of the Company (the “Business Combination Proposal”). The results of the vote are summarized below.

Vote to approve the Business Combination Proposal:

Total Votes For	Total Votes Against	Abstentions
6,543,525	785,791	0

2.	Charter Proposals

Stockholders approved the proposals to approve and adopt the second Amended and Restated Certificate of Incorporation (the “Proposed Charter”) of the Company (referred to as the “Combined Entity” following the Business Combination), which were presented separately in accordance with the United States Securities and Exchange Commission (“SEC”) requirements (collectively, the “Charter Proposals”). The results of each vote are summarized below.

a.	General Amendments Proposal

Stockholders approved the proposal to (i) change the Company’s name to “ZyVersa Therapeutics, Inc.”, (ii) change the Company’s purpose to “any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware”, (iii) remove the provisions related to the Company’s status as a blank check company and (iv) provide that, subject to the rights of any series of the Combined Entity’s preferred stock, no action will be taken by any holders of shares of the Combined Entity’s common stock, except an annual or special meeting of stockholders called in accordance with the bylaws, and no action will be taken by the stockholders by written consent (the “General Amendments Proposal”). The results of the vote are summarized below.

Vote to approve the General Amendments Proposal:

Total Votes For	Total Votes Against	Abstentions
6,526,282	803,034	0

b.	Bylaws Amendment Proposal

Stockholders approved the proposal to provide that any amendment to the bylaws will require the approval of either the Combined Entity’s board of directors or the holders of at least 66⅔% of the voting power of the Combined Entity’s then outstanding shares of capital stock entitled to vote generally in an election of directors, voting together as a single class (the “Bylaws Amendment Proposal”). The results of the vote are summarized below.

Vote to approve the Bylaws Amendment Proposal:

Total Votes For	Total Votes Against	Abstentions
6,480,158	849,158	0

c.	Supermajority Voting Standard Proposal

Stockholders approved the proposal to provide that any amendment to certain provisions of the Proposed Charter will require the approval of the holders of at least 66⅔% of the voting power of the Combined Entity’s then outstanding shares of capital stock entitled to vote generally in an election of directors, voting together as a single class (the “Supermajority Voting Standard Proposal”). The results of the vote are summarized below.

Vote to approve the Supermajority Voting Standard Proposal:

Total Votes For	Total Votes Against	Abstentions
6,480,157	849,159	0

d.	Quorum Standard

Stockholders approved the proposal to provide that the holders of 33⅓% of the voting power of the stock issued and outstanding and entitled to vote at a meeting, present in person, or by remote communications, if applicable, or represented by proxy, constitute a quorum for the transaction of business at all meetings of the stockholders (the “Quorum Standard Proposal”). The results of the vote are summarized below.

Vote to approve the Quorum Standard Proposal:

Total Votes For	Total Votes Against	Abstentions
6,526,283	803,033	0

3.	Governance Proposals

Stockholders approved the proposals to consider and vote, on a non-binding advisory basis, on certain governance provisions in the Proposed Charter and proposed bylaws and to eliminate various provisions in the Company’s Amended and Restated Certificate of Incorporation and Bylaws applicable only to blank check companies, which were presented separately in accordance with SEC requirements (collectively, the “Governance Proposals”). The results of each vote are summarized below.

a.	Authorized Shares Proposal

Stockholders approved the proposal to authorize capital stock of 111,000,000 shares, consisting of (i) 110,000,000 shares of common stock and (ii) 1,000,000 shares of preferred stock issuable as consideration for the Business Combination and the other transactions contemplated in the Company’s proxy statement/prospectus, and for any proper corporate purpose, including future acquisitions, capital raising transactions consisting of equity or convertible debt, stock dividends or issuances under current and any future stock incentive plans (the “Authorized Shares Proposal”). The results of the vote are summarized below.

Vote to approve the Authorized Shares Proposal:

Total Votes For	Total Votes Against	Abstentions
6,526,282	803,034	0

b.	Forum Selection Proposal

Stockholders approved the proposal to provide that the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, another state or federal court located within the State of Delaware, shall be the exclusive forum for certain actions and claims, subject to the jurisdiction of federal district courts over certain claims or suits and Section 22 of the Securities Act of 1933 (the “Forum Selection Proposal”). The results of the vote are summarized below.

Vote to approve the Forum Selection Proposal:

Total Votes For	Total Votes Against	Abstentions
6,011,855	1,317,461	0

c.	Removal of Blank Check Company Provisions Proposal

Stockholders approved the proposal to eliminate certain provisions related to the Company’s status as a blank check company (the “Removal of Blank Check Company Provisions Proposal”). The results of the vote are summarized below.

Vote to approve the Removal of Blank Check Company Provisions Proposal:

Total Votes For	Total Votes Against	Abstentions
6,526,282	803,034	0

4.	Omnibus Incentive Plan Proposal

Stockholders approved the proposal to approve the 2022 Omnibus Incentive Plan (the “Omnibus Incentive Plan Proposal”). The results of the vote are summarized below.

Vote to approve the Omnibus Incentive Plan Proposal:

Total Votes For	Total Votes Against	Abstentions
6,066,754	1,262,562	0

5.	Nasdaq Proposal

Stockholders approved the proposal to approve, assuming the Business Combination Proposal and the Charter Proposals are approved and adopted, for the purposes of complying with the applicable listing rules of the Nasdaq Global Market, (a) the issuance of shares of common stock in connection with the Acquisition Merger, (b) the issuance of shares of preferred stock pursuant to the subscription agreement governing the private placement transaction to be consummated in connection with the Business Combination and (c) the issuance of shares of preferred stock and the underlying shares of common stock upon any conversion thereof as payment for certain advisory services (the “Nasdaq Proposal” and together with the Business Combination Proposal, the Charter Proposals, and the Omnibus Incentive Plan Proposal, the “Condition Precedent Proposals”). The results of the vote are summarized below.

Vote to approve the Nasdaq Proposal:

Total Votes For	Total Votes Against	Abstentions
6,526,282	803,034	0

6.	The Adjournment Proposal

The Company had solicited proxies in favor an adjournment proposal which would have given the Company authority to adjourn the Meeting to solicit additional proxies (the “Adjournment Proposal”). As there were sufficient shares voted in favor of the Condition Precedent Proposals and the Company did not determine that one or more of the closing conditions under the Business Combination Agreement was not satisfied or waived, this proposal was moot. However, stockholders approved the Adjournment Proposal. The results of the vote are summarized below.

Vote to approve the Adjournment Proposal:

Total Votes For	Total Votes Against	Abstentions
6,526,283	803,033	0

Item 8.01 Other Events

In connection with the stockholders’ vote at the Special Meeting held by the Company on December 8, 2022, 7,667,029 shares were tendered for redemption.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

104.1	Cover Page Interactive Data File (embedded within the Inline XRBL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LARKSPUR HEALTH ACQUISITION CORP.
(Registrant)

Date: December 9, 2022	By:	/s/ Daniel J. O’Connor
	Name:	Daniel J. O’Connor
	Title:	Chief Executive Officer